UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2006
Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Non-Qualified Stock Option Agreement between Connetics Corporation and Doris Boesch
99.1	Director, Stability Programs, Press Release dated March 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

Date: March 24, 2006	By:	/s/ KATRINA J. CHURCH

Name: Katrina J. Church Title: Executive Vice President, Legal Affairs General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Non-Qualified Stock Option Agreement between Connetics Corporation and Doris Boesch
99.1	Director, Stability Programs, Press Release dated March 24, 2006